Exhibit 99.1

CERTIFICATION PURSUANT TO

18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Sizeler Real Estate Management Co., Inc. 401(k) Plan (the “Plan”) on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as Plan Administrators of the Plan, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ CHARLES E. MILLER, JR.
Charles E. Miller, Jr.
Plan Administrator

June 26, 2003

/s/ ROSS A. BURKENSTOCK
Ross A. Burkenstock
Plan Administrator

June 26, 2003

A signed original of this written statement has been provided to Sizeler Property Investors, Inc. and will be retained by Sizeler Property Investors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.